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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Carlisle Companies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARLISLE COMPANIES INCORPORATED
13925 Ballantyne Corporate Place, Suite 400
Charlotte, North Carolina 28277
(704) 501-1100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The 2005 Annual Meeting of Shareholders of Carlisle Companies Incorporated (the "Company") will be held at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina on Wednesday, April 20, 2005, at 12:00 Noon for the following purposes:

  1.
  To elect four (4) directors.

  2.
  Approve the Company's Amended and Restated Nonemployee Director Equity Plan
  (formerly the Nonemployee Director Stock Option Plan).

  3.
  To transact any other business properly brought before the meeting.

        Only shareholders of record at the close of business on February 25, 2005 will be entitled to vote whether or not they have transferred their stock since that date.

        SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                      By Order of the Board of Directors

                      STEVEN J. FORD
                      Secretary

Charlotte, North Carolina
March 9, 2005

PROXY STATEMENT

GENERAL

        The enclosed Proxy is solicited by the Board of Directors.    The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by facsimile, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in connection therewith. Proxies may be revoked at any time prior to voting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 25.

        The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. The Company intends to mail this Proxy Statement and the enclosed Proxy, together with the 2004 Annual Report, on or about March 9, 2005. Upon written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

VOTING SECURITIES

        At the close of business on February 25, 2005, the Company had 31,048,304 shares of common stock ("Shares" or "Common Shares") outstanding, all of which are entitled to vote. The Company's Restated Certificate of Incorporation provides that each person who received Shares pursuant to the Agreement of Merger, dated March 7, 1986, which was approved by the shareholders of Carlisle Corporation and became effective on May 30, 1986, is entitled to five votes per Share. Persons acquiring Shares after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the Shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. Following continuous ownership for a period of four years, the Shares are entitled to five votes per share. The actual voting power of each holder of Shares will be based on shareholder records at the time of the Annual Meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 25. In addition, holders of Shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 25, 2005 (the record date for determining shareholders entitled to vote at the Annual Meeting) will be entitled to five votes per share unless the Company's Board of Directors (the "Board of Directors" or "Board") determines otherwise at the time of authorizing such issuance.

SECURITY OWNERSHIP

A. Beneficial Owners.

        The following table provides certain information as of December 31, 2004 with respect to any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Common Shares, the Company's only class of voting securities. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or shares voting or investment decision power over shares. It does not necessarily mean that the person enjoyed any economic benefit from those shares. The information included in the table is from Schedule 13G as filed by Franklin Resources, Inc. and its affiliates and Schedule 13G as filed by JP Morgan Chase & Co. and its affiliates.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage
Franklin Advisory Services, LLC One Parker Plaza, 9th Floor Fort Lee, NJ 07024	2,262,500	7.3%
JP Morgan Chase & Co. 270 Park Avenue New York, NY 10017	1,894,110	6.0%

(1)
Based on the referenced Schedule 13G filing, each listed reporting person has sole voting and dispositive power in respect of the shares owned by such reporting person.

B. Nominees, Directors and Officers

        The following table provides information as of January 31, 2005, as reported to the Company by the persons and members of the group listed, as to the number and the percentage of Common Shares beneficially owned by: (i) each director, nominee and executive officer named in the Summary Compensation Table on page 11; and (ii) all directors, nominees and current executive officers of the Company as a group.

Name of Director/Executive or Number of Persons in Group	Number of Shares		Percentage
Donald G. Calder	348,592	(a)(c)(h)	1.13
Robin S. Callahan	10,163	(h)(k)	.03
Paul J. Choquette, Jr	12,152	(g)(h)	.04
Peter L.A. Jamieson	10,764	(h)(m)	.03
Peter F. Krogh	8,669	(h)(m)	.03
Richmond D. McKinnish	371,926	(e)(f)	1.19
Stephen P. Munn	328,688	(b)(e)(f)	1.06
Anthony W. Ruggiero	7,667	(h)(m)	.02
Lawrence A. Sala	7,663	(h)(m)	.02
Eriberto R. Scocimara	9,107	(d)(h)	.03
Magalen C. Webert	177,018	(h)(i)(j)(m)	.57
Carol P. Lowe	9,645	(e)(f)(l)	.03
Kevin G. Forster	55,211	(e)(f)(l)	.18
Steven J. Ford	79,100	(e)(f)(l)	.25
14 Directors and current executive officers as a group	1,436,365	(a)-(m)	4.55

(a)
Includes 2,000 Shares held by Mr. Calder's wife. Mr. Calder disclaims beneficial ownership of these Shares.

(b)
Includes 5,200 Shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these Shares.

(c)
Includes 316,392 Shares (1.02%) held by a trust as to which Mr. Calder is a trustee. Mr. Calder disclaims beneficial ownership of these Shares.

(d)
Includes 2,000 Shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these Shares.

(e)
Includes Shares allocated to the accounts of the following named officers participating in the Company's Employee Incentive Savings Plan as of December 31, 2004; Mr. Munn, 378 Shares; Mr. McKinnish, 14,658 Shares; Mrs. Lowe, 383 Shares; Mr. Forster, 2,927 Shares; and Mr. Ford, 1,470 Shares. Each participant in the Plan has the right to direct the voting of Shares allocated to his account. Shares are held by the trustee of the Employee Incentive Savings Plan in a commingled trust fund with beneficial interest allocated to each participant's account.

(f)
Includes Shares which the following named officers have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Munn, 153,334 Shares; Mr. McKinnish, 276,170 Shares; Mrs. Lowe, 7,667 Shares; Mr. Forster, 48,168 Shares; and Mr. Ford, 71,834 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four (4) years.

(g)
Includes 700 Shares held by Mr. Choquette's wife. Mr. Choquette disclaims beneficial ownership of these Shares.

(h)
Includes Shares which the following non-management directors have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Calder, 6,667 Shares; Mrs. Callahan, 5,078 Shares; Mr. Choquette, 6,667 Shares; Mr. Jamieson, 6,667 Shares; Mr. Krogh, 6,667 Shares; Mr. Ruggiero, 4,667 Shares; Mr. Sala, 5,667 Shares; Mr. Scocimara, 6,667 Shares; and Mrs. Webert, 6,667 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four (4) years.

(i)
Includes 1,000 Shares held by Mrs. Webert's husband and 2,812 Shares held by Mrs. Webert's children. Mrs. Webert disclaims beneficial ownership of these Shares.

(j)
Includes 147,058 Shares held by a limited partnership as to which Mrs. Webert is an indirect owner. Mrs. Webert disclaims beneficial ownership of these Shares.

(k)
Includes 85 Shares held by Mrs. Callahan's husband. Mrs. Callahan disclaims beneficial ownership of these Shares.

(l)
Includes restricted Shares as follows: Mrs. Lowe, 1,500 restricted Shares; Mr. Forster, 2,000 restricted Shares; and Mr. Ford, 2,500 restricted Shares. Restricted Shares have one vote per share until such Shares have been held for a continuous period of four (4) years.

(m)
The table does not include the following Share equivalent units ("Units") credited to the directors under the Company's Deferred Compensation Plan for Non-Employee Directors: Mr. Jamieson, 3,140 Units; Mr. Krogh, 2,427 Units; Mr. Ruggiero, 544 Units; Mr. Sala, 1,072 Units; and Mrs. Webert, 1,629 Units. The value of the Units will be paid to the director in cash upon his or her termination of service.

BOARD OF DIRECTORS

A. Election of Directors

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors under which the Board is divided into three classes of directors, each class as nearly equal in number as possible.

        At the Annual Meeting four (4) directors are to be elected. The directors will be elected to serve for a three-year term until the 2008 Annual Meeting and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying Proxy will be voted for the four nominees in the absence of instructions to the contrary. Abstentions, broker non-votes, and instruction on the accompanying Proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes than if the votes were cast for the respective nominees. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five votes will be voted with one vote for each Share. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 25. In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors or the number of directors will be reduced.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

Nominees for Election

        The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Period of Service as Director (a)
Peter L.A. Jamieson	66	Director of Jardine Strategic Holdings, Ltd., a holding company which makes long-term strategic investments. Past Director of Robert Fleming Holdings Limited, an investment banking firm. Member of Audit, Pension and Benefits and Compensation Committees of the Company.	January, 1996 to date.
Peter F. Krogh	68	Dean Emeritus and Distinguished Professor, School of Foreign Service, Georgetown University. Director of Credit Suisse Mutual Funds. Chairman of Pension and Benefits Committee and Member of Compensation and Corporate Governance and Nominating Committees of the Company.	May, 1995 to date.
Richmond D. McKinnish	55	Chief Executive Officer, since February, 2001; President since March, 2000; Executive Vice President from March, 1999 to March, 2000.	February, 2001 to date.

Anthony W. Ruggiero	63	Executive Vice President and Chief Financial Officer of Olin Corporation, a metals and chemicals manufacturer and distributor. Director of Olin Corporation. Chairman of Audit Committee and Member of Compensation and Corporate Governance and Nominating Committees of the Company.	August, 2001 to date.

Directors With Unexpired Terms

        The following table sets forth certain information relating to each director whose term has not expired, as furnished to the Company by the director. Except as otherwise indicated, each director has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Period of Service as Director(a); Expiration
Donald G. Calder	67
		President of G.L. Ohrstrom & Co., Inc., a private investment firm. Director of Central Securities Corporation, Roper Industries, Inc., and Brown-Forman Corporation. Member of Executive, Corporate Governance and Nominating and Audit Committees of the Company.	December, 1984 to date. Term expires 2007.
Robin S. Callahan	58
		Past General Manager, Distribution and Marketing of International Business Machines, a computer manufacturer and provider of information technology services. Member of Audit, Pension and Benefits and Executive Committees of the Company.	May, 1998 to date. Term expires 2007.
Paul J. Choquette, Jr.	66
		Chairman and Chief Executive Officer of Gilbane, Inc. the holding company for Gilbane Properties, Inc. and Gilbane Building Company, real estate development and construction management companies. Chairman of Corporate Governance and Nominating Committee and Member of Executive Committee of the Company.	April, 1991 to date. Term expires 2006.
Stephen P. Munn	62
		Chairman of the Board, since January, 1994; Chief Executive Officer from September, 1988 to February, 2001, of the Company. Director of Gannett Corporation. Chairman of Executive Committee of the Company.	September, 1988 to date. Term expires 2006.

Lawrence A. Sala	42
		Chairman, President and Chief Executive Officer of Anaren, Inc., manufacturer of microwave electronic components and subsystems for satellite and defense electronics, and telecommunications. Director of Anaren, Inc. Member of Audit and Pension and Benefits Committees of the Company.	September, 2002 to date. Term expires 2006.
Eriberto R. Scocimara	69
		President, Chief Executive Officer and Director of Hungarian-American Enterprise Fund. Director of Quaker Fabrics Corporation, Roper Industries, Inc., and Euronet Worldwide, Inc. Chairman of Compensation Committee and Member of Executive Committee of the Company.	July, 1970 to date. Term expires 2007.
Magalen C. Webert	53	Private investor. Member of Audit and Pension and Benefits Committees of the Company.	May, 1999 to date. Term expires 2006.

(a)
Information reported includes service as a Director of Carlisle Corporation, the Company's predecessor.

B. Meetings of the Board and Certain Committees; Remuneration of Directors

        During 2004, the Board of Directors of the Company held six (6) meetings. The annual fee paid to each director who is not a member of management was $35,000. Each non-management director may elect to receive the entire annual fee in cash or one-half of the fee in cash and the other half in Shares with a market value equal to that amount. In addition, a $5,000 annual attendance fee is paid to each non-management director who attends at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she is eligible to attend, and (ii) all meetings of committees of the Board on which the director serves. For 2004, each non-management director attended at least 75% of such meetings and received a $5,000 annual attendance fee.

        The Board has standing Executive, Audit, Compensation, Pension and Benefits and Corporate Governance and Nominating Committees.

        The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 2004, the Executive Committee met once. Each member of the Executive Committee (other than Mr. Munn, the Company's Chairman during 2004 and the Chairman of the Committee) received an annual fee of $15,000.

        The Audit Committee has the sole authority to appoint and terminate the engagement of the independent auditors of the Company and its subsidiaries. The functions of the Audit Committee also include reviewing the arrangements for and the results of the auditors' examination of the Company's books and records, internal accounting control procedures, the activities and recommendations of the Company's internal auditors, and the Company's accounting policies, control systems and compliance activities. During 2004, the Audit Committee held thirteen (13) meetings. Each member of the Audit

Committee received an annual fee of $10,000. The Chairman of the Committee received an additional annual fee of $5,000. At its November, 2004 meeting, the Board increased the annual fee paid to each member of the Audit Committee to $15,000 and the additional annual fee paid to the Chairman to $10,000.

        The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company, including the executive officers. During 2004, the Compensation Committee met once. Each member of the Compensation Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs. During 2004, the Pension and Benefits Committee met twice. Each member of the Pension and Benefits Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        The functions of the Corporate Governance and Nominating Committee include developing and maintaining a set of corporate governance guidelines, leading the search for individuals qualified to become members of the Board and recommending such individuals be nominated by the Board to be presented for shareholder approval at the Company's annual meetings, reviewing the Board's committee structure and recommending to the Board for its approval directors to serve as members of each committee, evaluating the performance of the chief executive officer, discussing succession planning and recommending a new chief executive officer if a vacancy occurs. During 2004, the Corporate Governance and Nominating Committee held four (4) meetings. Each member of the Corporate Governance and Nominating Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        In addition, at its February, 2000 meeting, the Board of Directors adopted a Non-Employee Director Stock Option Plan. In February 2003, the Nonemployee Director Stock Option Plan was amended to condition option grants on the attainment of financial criteria established by the Board from time to time. With respect to the calendar year ended December 31, 2003, the financial criterion was a specified increase in earnings per share. The Company achieved the specified increase in earnings per share and, as a result, each eligible non-employee director received in 2004 an option to acquire 1,000 Shares at an option price of $57.07, which was equal to the closing market price of the Shares on the date of the grant. All options expire ten years following the date of grant. With respect to calendar year-ended December 31, 2004, the financial criterion is also a specified increase in earnings per share. With respect to grants thereafter, see "Proposal to Approve Amended and Restated Nonemployee Director Equity Plan" beginning on page 21.

        At its December 2003 meeting, the Board also adopted the Deferred Compensation Plan for Non-Employee Directors. Under the Deferred Compensation Plan, which is effective on January 1, 2004, each non-employee director of the Company is entitled to defer up to 100% of his or her annual retainer and meeting fees. Each participant can direct the "deemed investment" of his or her account among the different investment funds offered by the Company from time to time. Initially, the investment options include (i) a fixed rate fund and (ii) Share equivalent units. All amounts held under the Deferred Compensation Plan are 100% vested amounts credited to a participant's account and generally will be paid or commence to be paid after the participant terminates service as a director. At the participant's election, payments can be made in a lump sum or in quarterly installments. Payments under the Deferred Compensation Plan are made in cash from the Company's general assets. For the period January 1, 2004 to December 31, 2004, the fixed rate fund accrued interest at six percent (6%) per annum and the aggregate interest accrued for all participants in the Deferred Compensation Plan was $38,136.

C. Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms and written representations from its executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during and for 2004 except that a Form 4 was filed after its due date reporting an open market sale of 500 Shares by Mr. Krogh and an open market purchase of 500 Shares by Mr. Jamieson. In addition, the Form 4s reporting a 2,500 restricted Share grant to Mr. Ford and a 2,000 restricted Share grant to Mr. Forster due April 22, 2004, were filed on April 30, 2004.

D. Corporate Governance Matters

        Independence.    The Board recognizes the importance of director independence. Under the rules of the New York Stock Exchange, to be considered independent, the Board must determine that a director does not have a direct or indirect material relationship with the Company. Moreover, a director will not be independent if, within the preceding three (3) years: (i) the director was employed by the Company or receives $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service, (ii) the director was a partner of or employed by the Company's independent auditor, (iii) the director is part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director, (iv) the director is an executive officer or employee of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, or (v) the director had an immediate family member in any of the categories in (i)–(iv).

        The Board has determined that nine (9) of the Company's eleven (11) directors are independent under these standards. The independent directors are as follows: Donald G. Calder, Robin S. Callahan, Paul J. Choquette, Jr., Peter L.A. Jamieson, Peter F. Krogh, Anthony W. Ruggiero, Lawrence A. Sala, Eriberto R. Scocimara and Magalen C. Webert. The other two directors are Richmond D. McKinnish, the Company's current President and Chief Executive Officer and Stephen P. Munn, the Company's former Chief Executive Officer who currently serves as Chairman of the Board.

        In addition, each of the directors serving on the Audit, Compensation, Corporate Governance and Nominating and Pension and Benefits Committees are independent under the standards of the New York Stock Exchange.

        Meetings of Non-Employee Directors.    At the conclusion of each of the regularly scheduled Board meetings, the independent directors of the Board meet in executive session without management and elect a director among them to preside at the executive meeting.

        Statement of Corporate Governance Guidelines and Principles.    The Company has adopted a Statement of Corporate Governance Guidelines and Principles and has published the Statement on its website: www.carlisle.com. The Company will provide without charge a copy of the Statement to any shareholder upon written request mailed to the attention of the Company's Secretary at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

        Charters.    The Company has adopted Charters for each of its Audit, Compensation and Corporate Governance and Nominating Committees and has published the Charters on its website: www.carlisle.com. The Company will provide without charge a copy of the Charters to any shareholder upon written request mailed to the attention of the Company's Secretary at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

        Code of Ethics.    The Company's Business Code of Ethics is published on its website: www.carlisle.com. The Company will provide without charge a copy of the Business Code of Ethics to any shareholder upon written request mailed to the attention of the Company's Secretary at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

        Communications with Board of Directors.    Any security holder may communicate with the Board of Directors or with the non-management directors as a group by writing to the Company's Secretary at Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attention: Secretary. Any written communication will be forwarded to the Board for its consideration.

        Directors are not required to attend the Company's Annual Meeting of Shareholders. Mr. McKinnish attended last year's Annual Meeting.

        Nomination Process.    At its February, 2003 meeting, the Board established a Corporate Governance and Nominating Committee. The Committee's Charter is published on the Company's website: www.carlisle.com. All directors serving on the Committee are "independent" under the standards established by the New York Stock Exchange.

        As more fully described in its Charter, the Corporate Governance and Nominating Committee assists the Board by identifying individuals qualified to be directors and recommending such individuals be nominated by the Board for election to the Board by the shareholders. Director nominees should possess the highest personal and professional integrity, ethics and values, and be committed to representing the long-term interests of the Company's shareholders. Nominees should also have outstanding business, financial, professional, academic or managerial backgrounds and experience. Each nominee must be willing to devote sufficient time to fulfill his or her duties, and should be committed to serve on the Board for an extended period of time. Prior to accepting an invitation to serve on another public company board, directors must advise the Corporate Governance and Nominating Committee and the Committee will determine whether such service will create a conflict of interest and/or prevent the director from fulfilling his or her responsibilities.

        The source of director candidates may include: other directors, management, third-party search firms and security holders. Security holders may submit director recommendations to the Corporate Governance and Nominating Committee by writing to the Company's Secretary at Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attention: Secretary. The writing should include whatever supporting material the security holder considers appropriate and should address the director nominee characteristics described in the immediately preceding paragraph and must be received at least 120 days prior to the applicable Annual Meeting. The Company has not retained a third-party search firm to identify candidates at this time, but may do so in the future in its discretion.

COMPENSATION OF EXECUTIVE OFFICERS

A. Summary Compensation Table

        The following table discloses compensation received during the three fiscal years ended December 31, 2002-2004 by Mr. McKinnish, the Company's Chief Executive Officer, and by each of the four remaining most highly paid executive officers who served as executive officers during 2004:

				Long-Term Compensation Awards
		Annual compensation(1)
Name and Principal Position				Restricted Stock Award(s)($)		Securities Underlying Options(#)	All Other Compensation($)(2)
	Year	Salary($)	Bonus($)
Stephen P. Munn Chairman	2004 2003 2002	$480,000 480,000 462,250	$100,000 — 200,000	— — —		5,000 — —	$8,667 9,333 7,467
Richmond D. McKinnish President and Chief Executive Officer	2004 2003 2002	$800,000 725,000 685,000	$850,000 800,000 600,000	— — —		100,000 100,000 100,000	$10,667 9,333 7,467
Carol P. Lowe(3) Vice President and Chief Financial Officer	2004 2003 2002	$188,333 137,800 125,583	$200,000 75,000 50,000	$91,665 — —	(5)	12,000 2,000 1,000	$8,667 7,512 6,800
Kevin G. Forster President, Asia-Pacific	2004 2003 2002	$210,000 187,000 177,000	$200,000 115,000 80,000	$122,220 — —	(5)	5,000 7,500 1,000	$10,667 9,333 17,662	(4)
Steven J. Ford Vice President, Secretary and General Counsel	2004 2003 2002	$230,000 200,000 190,000	$165,000 115,000 100,000	$152,775 — —	(5)	5,000 15,000 6,000	$8,667 8,000 6,800

(1)
Includes amounts earned in fiscal year.

(2)
For the executive officers other than Mr. Forster, includes only contributions by the Company to the Company 401(k) plan.

(3)
Mrs. Lowe was appointed Vice President and Chief Financial Officer, effective May 6, 2004.

(4)
Includes the following contributions by the Company to the Company 401(k) plan: (i) 2002—$6,800, (ii) 2003—$9,333, and (iii) 2004—$10,667, and a $10,862 cost of living reimbursements attributable to overseas assignment in 2002.

(5)
Mrs. Lowe holds 1,500 restricted Shares which are valued at $97,300 on December 31, 2004. Mr. Forster holds 2,000 restricted Shares which are valued at $129,840 on December 31, 2004. Mr. Ford holds 2,500 restricted Shares which are valued at $162,300 on December 31, 2004. All of the restricted Shares were awarded on April 20, 2004 and vest on December 31, 2006. During the period these Shares remain restricted, Mrs. Lowe and Messrs. Forster and Ford will receive any dividend declared on such Shares.

B. Stock Option Grants in 2004

        The following table discloses information on stock option grants in fiscal 2004 to the named executive officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (%)		Exercise Price ($/Sh)		Expiration Date(1)	Pre-tax(2) Grant Date Present Value(3)
Stephen P. Munn	5,000	2.88%			$57.07	2/3/14		$90,575
Richmond D. McKinnish	100,000	57.57%			$57.07	2/3/14		$1,811,496
Carol P. Lowe	2,000 10,000	1.15 5.75	% %	$ $	57.07 59.55	2/3/14 5/4/14	$ $	36,230 196,205
Kevin G. Forster	5,000	2.88%			$57.07	2/3/14		$90,575
Steven J. Ford	5,000	2.88%			$57.07	2/3/14		$90,575

(1)
Options with a February 3, 2014 expiration date are exercisable, 33.3% on February 4, 2004, an additional 33.3% on February 4, 2005 and the balance on February 4, 2006 and, thereafter, cumulatively, through the expiration date. Options with a May 4, 2014 expiration date are exercisable, 33.3% on May 5, 2004, an additional 33.3% on May 5, 2005 and the balance on May 5, 2006 and, thereafter, cumulatively, through the expiration date. In addition, the options are immediately exercisable upon a Change of Control (as defined on page 14).

(2)
Prior to applicable federal, state and other taxes.

(3)
The Black-Scholes model used to calculate the hypothetical values at date of grant considers the following factors to estimate the options present value: the stock's historic volatility calculated using the quarterly market price of the Shares since March, 1990, the expected life of the option, risk-free interest rates and the Shares expected dividend yield. The assumptions used in the model for the valuation of options expiring February 3, 2014 were: return volatility of 29.3%; expected life of 7 years; risk-free interest of 3.67%; and an expected dividend yield of 1.57%; resulting in a value of $18.11 per option. The assumptions used in the model for the valuation of options expiring May 4, 2014 were: return volatility of 29.1%; expected life of 7 years; risk-free interest of 4.15%; and an expected dividend yield of 1.51%; resulting in a value of $19.62 per option.

C. Aggregated Option Exercises in 2004 and Year End Values

        The following table discloses information on stock option exercises in fiscal 2004 by the named executive officers and the value of each officers' unexercised stock options on December 31, 2004.

Name	Shares Acquired on Exercise(#)	Pre-tax(1) Value Realized($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Pre-tax(1) Value of Unexercised, In-The-Money Options at Fiscal Year End($)(3)
			Exercisable /Unexercisable		Exercisable /Unexercisable
Stephen P. Munn	100,000	$3,215,684	151,667	3,333	$3,087,336	$26,164
Richmond D. McKinnish	50,000	$1,481,750	209,504	100,000	$4,661,296	$1,351,994
Carol P. Lowe	—	—	6,333	8,667	$84,623	$62,847
Kevin G. Forster	—	—	44,001	5,833	$1,143,432	$88,314
Steven J. Ford	—	—	65,167	8,333	$1,655,385	$150,464

(1)
Prior to applicable federal, state and other taxes.

(2)
Value realized is calculated by subtracting the exercise price from the fair market value of the Shares on the date of exercise.

(3)
Total value of options is calculated by subtracting the exercise price from $64.92 (the closing price of the Shares on December 31, 2004).

D. Equity Compensation Plan Information

        The number of equity securities to be issued upon the exercise of stock options under the Company's equity compensation plans, the weighted average exercise price of the options and the number of securities remaining for future issuance are as follows:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of options outstanding	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	985,041	$42.67	2,511,684
Equity compensation plans not approved by security holders	55,411	$42.89	132,000

Total	1,040,452	$42.68	2,643,684

        The only equity compensation plan not approved by the shareholders is the Company's Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan). See the "Proposal to Approve Amended and Restated Nonemployee Director Equity Plan" beginning on page 21.

E. Pension Plan

        The pension plans of the Company and its subsidiaries provide defined benefits including a cash balance formula whereby participants accumulate a cash balance benefit based upon a percentage of compensation allocation made annually to the participants' cash balance accounts. The allocation percentage ranges from 2% to 7% and is determined on the basis of each participant's years of service. The cash balance account is further credited with interest annually. The interest credit is based on the One Year Treasury Constant Maturities as published in the Federal Reserve Statistical Release over the one year period ending on the December 31st immediately preceding the applicable plan year (with a minimum of 4.00%). The interest rate for the plan year ending December 31, 2004 was 4.00%. Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses, including amounts deferred under Sections 401(k) and 125 of the Internal Revenue Code of 1986, as amended (the "Code").

        The annual annuity benefit payable starting at normal retirement age (age 65 with five years of service) as accrued through December 31, 2004 under the pension plans of the Company and its subsidiaries for the executives named in the Summary Compensation table were as follows: Mr. Munn, $400,000; Mr. McKinnish, $435,577; Mrs. Lowe, $3,588; Mr. Forster, $29,133; and Mr. Ford, $21,141.

        As of December 31, 2004, the full years of credited service under the plans for each of the following individuals were as follows: Mr. Munn, 15 years; Mr. McKinnish, 29 years; Mrs. Lowe 2 years; Mr. Forster, 18 years; and Mr. Ford, 8 years.

        Section 401(a)(17) of the Code currently places a limit of $205,000 on the amount of annual compensation covered under a qualified pension plan such as the one maintained by the Company (the "Retirement Plan"). Under an unfunded supplemental pension plan maintained by the Company, the

Company will make payments as permitted by the Code to plan participants in an amount equal to the difference, if any, between the benefits that would have been payable under the Retirement Plan without regard to the limitations imposed by the Code and the actual benefits payable under the Retirement Plan as so limited.

F. Compensatory Arrangements and Related Transactions

        The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors. These agreements provide that the individuals will not, in the event of the commencement of steps to effect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting Shares or a change in a majority of the Board of Directors), voluntarily leave the employ of the Company until a third person has terminated his or its efforts to effect a Change of Control or until a Change of Control has occurred.

        In the event of a termination of the individual's employment within three (3) years of a Change in Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

        At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Mrs. Lowe and Messrs. Munn, McKinnish, Forster and Ford are each a party to such an agreement.

PERFORMANCE GRAPH

        The following graph shows a five-year comparison of cumulative total returns, assuming reinvestment of dividends for the Company, the S&P 500 Composite Index and the Peer Group Index*.

        The following table shows how a $100 investment in Carlisle Companies Incorporated has grown over the five-year period ending December 31, 2004 as compared to a $100 investment in the S&P 500 Composite Index and the Peer Group Index.* All values assume the reinvestment of dividends.

DATE	CARLISLE	S&P 500	PEER GROUP
1999	$100.00	$100.00	$100.00
2000	$120.72	$89.86	$105.66
2001	$104.81	$78.14	$110.16
2002	$118.18	$59.88	$90.96
2003	$174.92	$75.68	$125.64
2004	$187.58	$82.49	$140.50

*
The Peer Group Index consists of Cooper Industries Inc., Crane Co., Danaher Corp., Dover Corp., Emerson Electric Co., General Electric, Illinois Tool Works Inc., Ingersoll-Rand Co., ITT Industries Inc., Parker-Hannifin Corp., Pentair Inc., Roper Industries Inc., SPX Corp., Teleflex Inc., Textron Inc., Tyco International Inc., United Technologies Corp. and York International Corp. The Company believes that these public companies have similar industrial characteristics and constitute an appropriate index.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee is composed exclusively of independent, nonemployee directors. The Compensation Committee reviews the compensation program for the Chief Executive Officer and other members of senior management, including the executive officers listed in the Summary Compensation Table on page 11 (the "named executives"), and determines and administers their compensation. In the case of both the Chairman and the Chief Executive Officer, the compensation determination made by the Compensation Committee is based in part on a report from the Corporate Governance and Nominating Committee.

Overview

        The policies of the Compensation Committee are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals established by management to build shareholder value. It is also the Compensation Committee's practice to provide a balanced mix of cash and equity-based compensation that the Compensation Committee believes appropriate to align the short-term and long-term interests of the Company's executives with that of its shareholders.

        Members of senior management receive an annual base salary and are eligible for performance-based cash bonuses. In addition, senior executives are eligible for awards under the Company's Executive Incentive Program to encourage attainment of the Company's long-term goals. The Compensation Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation.

        Base salaries are normally adjusted annually, based on general industry changes in salary levels, individual and Company performance as well as levels of duties and responsibilities.

        Annual cash bonuses awarded to executive officers are based on a percentage of each officer's base salary. The percentage of base salary for each officer is determined each year by the Compensation Committee based on an evaluation of individual performances as reported to the Compensation Committee by the Chief Executive Officer, a review of overall Company and divisional performance criteria, such as sales (with an emphasis on organic growth), operating earnings, net earnings per share, cash flow generation (with an emphasis on working capital management), stock price performance, acquisitions, strategic accomplishments and other factors as the Compensation Committee deems appropriate.

        The long-term incentive component of the Company's compensation program consists of awards under the Company's Executive Incentive Program. In 2004, the long-term incentive component included stock option awards and, in certain instances, a combination of stock option and restricted share awards.

        All stock options are granted with an exercise price equal to the fair market value of the Shares on the date of grant, and option re-pricing is expressly prohibited by the terms of the Executive Incentive Program. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option Shares in any one fiscal year period. Stock options generally vest in three (3) equal installments on the date of grant and the first two (2) anniversaries of the date of grant. In addition, stock options have a maximum term of ten (10) years and are non-transferable.

        Restricted Share grants are subject to a restriction period of at least two (2) years during which the Shares are subject to a substantial risk of forfeiture and may not be transferred. During the period of restriction, the grantee has the right to vote the restricted Shares and receive any dividends paid thereon.

        While neither the number of stock options nor restricted Shares awarded to any executive officer by the Compensation Committee is determined by a pre-established plan or formula, the Compensation Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options and restricted Shares.

        In addition, in determining the appropriate compensation arrangement for the Chief Executive Officer and other members of senior management, the Compensation Committee considers the conclusions and recommendations of an independent benefits consulting firm retained to prepare a report (the "Consultant's Report") assessing the appropriateness of the compensation paid to the Company's senior officers in relation to the compensation paid to senior officers of comparable companies, which include many of the companies listed in the Peer Group included in the Performance Graph on page 15. The Consultant's Report included certain additional industry specific companies to more accurately assess compensation. Based on the Consultant's Report, the total cash compensation, including salary and bonus, paid to the Company's executive officers falls within the broad middle range of cash compensation paid by the companies included in the Consultant's Report.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such performance is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors. In general, the Compensation Committee intends to structure compensation programs for the Company's executive officers so as to take full advantage of the deductibility of compensation awards under Section 162(m). However, in instances deemed appropriate by the Compensation Committee, some level of non-deductible executive officer compensation expense may be approved.

Compensation of the Chief Executive Officer and Other Named Executives

        Salary and bonus paid to Mr. McKinnish, the Company's Chief Executive Officer, in respect of 2004 were assessed on both qualitative and quantitative performance based measures consistent with the policies set forth above. For 2004, Mr. McKinnish received a salary increase of $75,000 and a bonus of $850,000. With respect to bonus compensation, the Compensation Committee set a maximum amount based on net income. In determining the final amount of Mr. McKinnish's bonus, the Compensation Committee also considered that the Company achieved pre-established performance measures relating to earnings per share growth, return on beginning equity and organic sales growth. Moreover, the Compensation Committee found favorable the Company's share performance over the last three and five year periods as compared to the S&P 500 Composite Index and the Peer Group Index described on page 15 as follows: (i) the three year period ended December 31, 2004 (+73.40 points and +51.43 points, respectively), and (ii) the five year period ended December 31, 2004 (+105.09 points and 47.08 points, respectively). Further, quarterly dividends increased 3.5%, enabling the Company to pass on a portion of the Company's earnings to shareholders. In addition, the salary increase and bonus award reflect the conclusions and recommendations included in the Consultant's Report. As also reflected in the Consultant's Report, the total cash compensation paid to Mr. McKinnish in respect of 2004 falls within the broad middle range of cash compensation paid to chief executive officers of the companies included in the Consultant's Report.

        The option grant to Mr. McKinnish in 2004 was intended to more closely align his interest with the long-term interests of the Company's shareholders, and was consistent with the findings contained in the Consultant's Report. The Compensation Committee also took into account the size of prior option grants to Mr. McKinnish.

        With respect to compensation earned by the other executive officers of the Company in 2004 (including bonus compensation paid in 2005) the Compensation Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including the Company's performance against prior year financial figures and ratios. The Compensation Committee determined, as reflected in the financial statements of the Company for the year ending December 31, 2004, that the Company, with respect to its continuing operations, performed favorably in 2004 against prior year sales (+18%) and earnings (+34%). With respect to stock performance, as described above, the Compensation Committee found that the Company's share price outperformed the S&P 500 Composite Index and the Peer Group Index over the last three and five year periods. Finally, the conclusions and recommendations set forth in the Consultant's Report also influenced the decisions by the Compensation Committee in respect of salary increases, bonus compensation as well as stock option and restricted share awards.

Conclusion

        The Compensation Committee has reviewed all components of the Chief Executive Officer's and the named executives' compensation, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock option and restricted stock gains, the dollar value of all perquisites and other personal benefits as well as the Company's obligations under its pension plans. Based on this review, the Compensation Committee finds the Chief Executive Officer's and the named executives' total compensation, in the aggregate, to be reasonable and appropriate.

CARLISLE COMPANIES INCORPORATED COMPENSATION COMMITTEE
ERIBERTO R. SCOCIMARA, CHAIRMAN PETER L.A. JAMIESON PETER F. KROGH ANTHONY W. RUGGIERO

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company is comprised of six non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was amended and restated on September 3, 2003, and which is reviewed annually by the Committee. The Committee has the sole authority to appoint and terminate the engagement of the independent auditors of the Company and its subsidiaries. The Committee also reviews the arrangements for and the results of the auditors' examination of the Company's books and records, internal accounting control procedures, the activities and recommendations of the Company's internal auditors, and the Company's accounting policies, control systems and compliance activities. The Board has determined that Anthony W. Ruggiero, the Chairman of the Audit Committee, is an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. Below is a report on the Committee's activities relating to fiscal year 2004.

Review of Audited Financial Statements with Management

        The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant

        The Audit Committee discussed with the independent auditors the audited financial statements and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors (as described below) were compatible with their independence.

Recommendation that Financial Statements be Included in Annual Report

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                      CARLISLE COMPANIES INCORPORATED
                      AUDIT COMMITTEE
                      Anthony W. Ruggiero, Chairman
                      Donald G. Calder
                      Robin S. Callahan
                      Peter L.A. Jamieson
                      Lawrence A. Sala
                      Magalen C. Webert

SELECTION OF AUDITORS

        KPMG LLP ("KPMG") has served as the Company's auditors since May, 2002. The Audit Committee has decided to retain KPMG to audit the accounts of the Company and its subsidiaries for the year-ending December 31, 2005. One or more representatives of KPMG are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

        All services provided, or to be provided, by the Company's independent public accountants are subject to a pre-approval requirement of the Audit Committee. At its May 2004 meeting, the Audit Committee delegated to Mr. Ruggiero, the Chairman of the Audit Committee, pre-approval authority with respect to certain permissible non-audit services for 2004. Mr. Ruggiero's pre-approval authority was limited, in the aggregate, to engagements costing no more than $25,000. In 2004, Mr. Ruggiero was not requested to pre-approve any such services.

        Set forth below are the fees billed to the Company by KPMG during the years ended December 31, 2004 and 2003.

	2004	2003
Audit Fees	$2,976,261	$750,425
Audit Related Fees	$—	$—
Tax Fees(a)	$13,723	$9,300
All Other Fees(b)	$—	$3,283

(a)
In 2004, KPMG provided tax services relating to VAT matters in Finland and general tax consultation in New Zealand. In 2003, KPMG provided tax services concerning statutory filings in New Zealand and Denmark.

(b)
In 2003, KPMG provided services relating to Sarbanes-Oxley compliance not included in its audit fee.

PROPOSAL TO APPROVE AMENDED AND RESTATED
NONEMPLOYEE DIRECTOR EQUITY PLAN

        The Company maintains the Nonemployee Directors Stock Option Plan (the "Plan"), which was originally adopted by the Board in February 2000 and thereafter amended in February 2002. The Plan was adopted in order to attract, retain and motivate nonemployee members of the Board and to enable them to acquire and retain a proprietary interest in the Company. There are 200,000 Shares reserved for issuance under the Plan. At this time, approximately 132,000 Shares remain available for awards under the Plan.

        Under the Plan, each nonemployee director is entitled to receive, at the Board's meeting in February, an automatic grant of nonqualified stock options covering 1,000 Shares, provided that the Company attains or otherwise achieves financial performance measures established by the Board for the prior year. For the past several years, the performance measure has been based on earnings per share. Provided that the performance measures have been satisfied, the stock options are granted with an exercise price equal to the fair market value of the Shares on the date of grant and generally vest in three equal installments on the date of grant and the first two anniversaries of the date of grant. The stock options have a maximum term of ten years and are non-transferable.

        On February 2, 2005, the Board of Directors unanimously approved, subject to shareholder approval, an amendment and restatement of the Plan as the Carlisle Companies Incorporated Nonemployee Director Equity Plan (the "Amended Plan") to (i) increase the number of Shares that may be issued under the Plan from 200,000 to 300,000, (ii) remove the formula and performance condition for automatic grants of nonqualified stock options and (iii) expand the type of awards available for issuance under the Plan to include stock appreciation rights, restricted shares, and other Share-based awards. This amendment and restatement will increase the Board's flexibility in evaluating and structuring its director compensation program. The Board believes that this increased flexibility is critical in light of changes in director compensation practices as well as the changes in financial accounting rules that govern equity compensation. In recognition that the Amended Plan added restricted shares, and other so-called full value awards, however, the Amended Plan limits the number of Shares subject to these types of awards to 70,000 Shares. If the Amended Plan is not approved by the shareholders at the Annual Meeting, the existing Plan will remain in place.

        The Board unanimously recommends that the shareholders approve the Amended Plan. Approval of this proposal requires the affirmative vote of a majority of the Shares present, or represented, and entitled to vote. Shares voted for the proposal and Shares represented by returned proxies that do not contain instructions to vote against the proposal or to abstain from voting will be counted as Shares cast for the proposal. Shares will be counted as cast against the proposal if the Shares are voted either against the proposal or to abstain from voting. Broker non-votes will not change the number of votes cast for or against the proposal and will not be treated as Shares entitled to vote. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five (5) votes for each Share will be voted with one (1) vote for each Share. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 25.

Summary of Amended Plan

        The principal features of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Amended Plan, which is attached to this Proxy Statement as Exhibit A.

        General.    The Amended Plan will be administered by the entire Board (or a subcommittee thereof), which has authority to determine the types of awards and number of Shares to be awarded,

and set the terms, conditions and provisions of the awards consistent with the Amended Plan. The Board has plenary authority to resolve any and all questions arising under the Amended Plan.

        Eligibility.    Eligibility is limited to the Company's nonemployee directors.

        Shares authorized under the Amended Plan.    As described above, there are currently 132,000 Shares available for future awards under the Plan. Under the Amended Plan, the number of Shares eligible for grant will be increased from 132,000 to 232,000. Under the Amended Plan, the types of awards available will be expanded. These Shares may be issued or transferred (a) upon the exercise of stock options or stock appreciation rights, (b) as restricted shares, (c) in payment of other Share-based awards or (d) in payment of dividend equivalents paid with respect to awards made under the Amended Plan. Notwithstanding the above limitations, the maximum number of restricted shares and other full value Share-based awards under the Amended Plan (after taking forfeitures into account), shall not exceed, in the aggregate, 70,000 Shares.

        Upon the payment of any option price with Shares or upon the satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the net number of Shares actually issued or transferred by the Company. Upon the payment in cash of a benefit provided by any award under the Amended Plan, Shares that were covered by such award shall again be available for issuance or transfer under the Amended Plan. If any award terminates, expires or is canceled with respect to any Shares, new awards may thereafter be granted covering such Shares.

  Grants under the Amended Plan

        Stock Options. The Board may grant non-qualified stock options, which entitle the participant to purchase Shares at a price equal to or greater than their fair market value on the date of grant. No stock options may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous service that is necessary before the stock options become exercisable, and may provide for the earlier exercise of such stock options in the event of a change in control of the Company, retirement, death or disability of the optionee, or other similar transaction or event approved by the Board. Any grant of stock options may provide for the payment of dividend equivalents on a current, deferred or contingent basis or may provide that such equivalents shall be credited against the option price.

        Stock Appreciation Rights. The Board may also grant stock appreciation rights, which represent the right to receive from the Company an amount in cash or Shares or a combination of both, determined by the Board and expressed as a percentage (not exceeding 100%) of the difference between the base price established for the stock appreciation rights and the market value of the Shares on the date of exercise. Each stock appreciation right must have a base price that is not less than the fair market value of the Shares on the date of grant. Each grant must specify the period of continuous service that is necessary before the stock appreciation rights become exercisable, and may provide for the earlier exercise of such stock appreciation rights in the event of a change in control of the Company, retirement, death or disability of the participant, or other similar transaction or event approved by the Board. Any grant of stock appreciation rights may provide for the payment of dividend equivalents in the form of cash or common stock paid on a current, deferred or contingent basis.

        Restricted Shares.    The Board may, in its discretion, award restricted shares to participants. Restricted shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted shares must be subject to a "substantial risk of forfeiture", within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), for a period to be determined by the Board on the date of the grant. In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in the manner prescribed by the Board on the date of grant for the period during which such forfeiture provisions are to continue. The Board may provide for the earlier termination of the forfeiture provisions in the event of a change in control of the Company, retirement, death or disability of the participant, or other similar transaction or event approved by the Board.

        Other Awards.    Other awards may be granted that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Shares. In addition, cash awards, as an element of or supplement to any other award granted under the Amended Plan, may also be granted. Shares may also be granted as a bonus or in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Amended Plan or under other plans or compensatory arrangements.

        Transferability.    Awards granted under the Amended Plan generally will not be transferable by a participant other than by will or the laws of descent and distribution. Any award made under the Amended Plan generally may provide that any Shares issued or transferred as a result of the award will be subject to further restrictions upon transfer.

        Adjustments.    The Board may make or provide for adjustment in the Share and other limits of the Amended Plan, and in the number of Shares covered by outstanding stock options, stock appreciation rights, restricted shares and other Share-based awards, the prices per share applicable thereto and the kind of Shares (including shares of another issuer), as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from stock splits, stock dividends, recapitalizations, mergers, reorganizations and other similar events. In the event of any such transaction or event, the Board may provide in substitution for any or all of the outstanding awards under the Amended Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

        Miscellaneous.    Where the Board has established conditions to the exercisability or retention of certain awards, the Amended Plan allows the Board to take action in its sole discretion at or after the date of grant to adjust such conditions in certain circumstances, including in the case of a change in control of the Company or the death, disability or retirement of a participant. The Board may permit participants to elect to defer the issuance of common stock or the settlement of awards in cash under the Amended Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Amended Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. The Amended Plan and any award granted under the Amended Plan shall be construed, administered, and governed in a manner that is consistent with, and that satisfies the requirements of, Section 409A of the Code and any regulations or other guidance issued thereunder, so that the taxation of a participant is deferred until the participant actually receives a payment or realizes a benefit expressly provided under the Amended Plan and the applicable award. For purposes of the Amended Plan, a "change in control" is generally defined as an acquisition of fifty percent (50%) or more of the Company's outstanding Shares.

        Amendment.    The Board of Directors may at any time further amend the Amended Plan; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the New York Stock Exchange shall not be effective unless and until such approval has been obtained. The Board may not, without the further approval of the Company's shareholders, authorize the amendment of any outstanding stock option or stock appreciation right to reduce the option price or base price. No stock option or stock appreciation right may be cancelled and replaced with awards having a lower option price or base price, respectively, without further approval of our shareholders.

        Termination.    No grants under the Amended Plan may be made after February 1, 2015, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of the Amended Plan.

Federal Income Tax Consequences

        The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

        Non-qualified Stock Options.    No income will be recognized by an optionee upon the grant of a non-qualified stock option. At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares, if unrestricted, on the date of exercise. At the time of a sale of Shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the Shares after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will be required to include as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Shares received on the exercise.

        Restricted Shares.    The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by an amount, if any, paid by the participant for the restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Code Section 83 ("Restrictions"). However, a participant who so elects under Code Section 83(b) within 30 days of the date of receipt of the Shares will have taxable ordinary income on the date of receipt of the Shares equal to the excess of the fair market value of the Shares (determined without regard to the Restrictions) over the purchase price, if any, of the restricted shares. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Other Share-Based Awards.    The recipient of a Share-based award other than an award described above generally will be subject to tax at ordinary income rates on the fair market value of the Shares on the date of grant of the Share-based award, and the capital gains/loss holding period for such shares also will commence on such date.

        Tax Consequences to the Company.    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding deduction. However, the Company's deduction is only permitted to the extent that the amount recognized as income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Code Section 280G.

Other Information

        The benefits or amounts to be awarded in the future under the Amended Plan shall be determined by the Board of Directors. The Board anticipates that it may grant in 2005, following shareholder approval of the Amended Plan, a stock option to each nonemployee director covering 1,000 Shares. The exercise price for the option would equal the fair market value of the Shares on the date of grant. The exercise period for the option would be ten (10) years.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APRPOVAL OF THE AMENDED PLAN.

SHAREHOLDER PROPOSALS FOR PRESENTATION
AT THE 2006 ANNUAL MEETING

        If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2006 Annual Meeting, the proposal must be sent by certified mail-return receipt requested and must be received at the executive offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attn: Secretary, no later than November 9, 2005. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. The Securities and Exchange Commission ("SEC") has amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other shareholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of shareholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2006 Annual Meeting of Shareholders, the deadline is January 23, 2006.

VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

        To ensure that your Shares will be represented at the Annual Meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid proxy will be voted as specified.

        Any shareholder may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277 Attention: Secretary) or by attending the Annual Meeting and voting in person.

        The number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the Shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's Shares.

        Shareholders whose Shares are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the Shares they own as of February 25, 2005 were beneficially owned before February 25, 2001, entitling such shareholder to five votes per Share, and how many were acquired after February 24, 2001, entitling such shareholder to one vote per Share. If no confirmation of beneficial ownership is received from a shareholder prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all such Shares was effected after February 24, 2001, and the shareholder will be entitled to one vote for each Share. If a shareholder provides incorrect information, he or she may provide correct information at any time prior to the voting of his or her Shares at the Annual Meeting.

        Proxy Cards are being furnished to shareholders of record on February 25, 2005 whose Shares on the records of the Company show the following:

  (i)
  that such shareholder had beneficial ownership of such Shares before February 25, 2001, and there has been no change since that date, thus entitling such shareholder to five votes for each Share; or

  (ii)
  that beneficial ownership of such Shares was effected after February 24, 2001, thus entitling such shareholder to one vote for each Share; or

  (iii)
  that the dates on which beneficial ownership of such Shares was effected are such that such shareholder is entitled to five votes for some Shares and one vote for other Shares.

        Printed on the Proxy Card for each individual shareholder of record is the number of Shares for which he or she is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

        Shareholders of record are urged to review the number of Shares shown on their Proxy Cards in the five-vote and one-vote categories. If the number of Shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose the notice along with the Proxy Card in the postage-paid, return envelope, or mail the notice directly to the Company at the address indicated above. The shareholder should identify the Shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired. Any notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

        In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of Shares. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Exhibit B to this Proxy Statement for those exceptions.

        By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

  (i)
  The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of Shares as to which such shareholder is entitled to exercise five votes or one vote.

  (ii)
  In the event the Vice President, Treasurer of the Company, in his or her sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he or she may require such additional evidence and, until it is provided in form and substance satisfactory to him or her, a change in beneficial ownership during such period shall be deemed to have taken place.

  (iii)
  Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three business days prior to any meeting of shareholders at which such Shares are to be voted for any change to be effective at such meeting.

VOTING PROCEDURES

        The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

        All Shares in the Company's Employee Incentive Savings Plan that have been allocated to the account of a participant for which the Trustee receives voting instructions will be voted in accordance with those instructions and all such Shares for which the Trustee does not receive voting instructions will not be voted.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                    By Order of the Board of Directors

                    Steven J. Ford,
                    Secretary

Dated: March 9, 2005

EXHIBIT A

CARLISLE COMPANIES INCORPORATED
NONEMPLOYEE DIRECTOR EQUITY PLAN
(As Amended and Restated Effective as of February 2, 2005)

        1.     Purpose of the Plan. The purpose of this Plan is to attract, retain and motivate nonemployee members of the Board of Directors of Carlisle Companies Incorporated (the "Company") and to enable them to acquire and retain a proprietary interest in the Company. The Company has amended and restated the Carlisle Companies Incorporated Nonemployee Directors Stock Option Plan as the Carlisle Companies Nonemployee Director Equity Plan, effective as of February 2, 2005, subject to the approval of the Company's shareholders. Awards granted hereunder prior to such date will continue in accordance with their terms.

        2.     Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

        "Affiliate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

        "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where awards are granted under the Plan.

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan.

        "Associate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

        "Award" means any award of Option Rights, Appreciation Rights, Restricted Shares, or other awards granted pursuant to Section 7 of this Plan.

        "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

        "Beneficial Owner" has the meaning given such term under Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        "Board" means the Board of Directors of the Company.

        "Change in Control" shall occur in the event: (i) any Person shall become directly or indirectly the Beneficial Owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding Common Shares, or (ii) any Person commences a tender offer pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor provision thereto, which, if successful, would result in such Person becoming the Beneficial Owner of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding Common Shares; provided, however, that such definition shall be deemed modified to the extent required under Section 14(f) of this Plan.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Shares" means the common stock, par value of one dollar ($1.00), of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Date of Grant" means the date specified by the Board on which a grant of an Award shall become effective.

        "Director" means a member of the Board of Directors of the Company.

        "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board which sets forth the terms and conditions of an Award. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

        "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

        "Group" means persons and entities that act in concert as described in Section 14(d)(2) of the Exchange Act (other than the Company or any Subsidiary thereof and other than any profit-sharing, employee stock ownership or any other employee benefit plan of the Company or such Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity and other than any executive officer of the Company).

        "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the New York Stock Exchange or such other exchange on which Common Shares are then trading, if any, or, if applicable, the NASDAQ National Market System, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

        "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable on exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares from the Company upon the exercise of an option granted pursuant to Section 4 of this Plan.

        "Participant" means a Director who is not an employee of the Company or any Subsidiary.

        "Person" means and includes any individual, corporation, partnership or other person or entity and any Group and all Affiliates and Associates of any such individual, corporation, partnership, or other person or entity or Group.

        "Plan" means this Carlisle Companies Incorporated Nonemployee Director Equity Plan, as amended from time to time.

        "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

        "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the per share Base Price provided for in the Appreciation Right.

        "Subsidiary" means a corporation, company or other entity which is designated by the Board and in which the Company has a direct or indirect ownership or other equity interest.

        3.     Shares Available Under the Plan.

          a.     Subject to adjustment as provided in Section 3(b) and Section 9 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares, (iii) in payment of awards granted under Section 7 of the Plan or (iv) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 300,000 Common Shares, plus any shares described in

  Section 3(b). Such shares may be shares of original issuance, treasury shares or a combination of the foregoing.

          b.     The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of Common Shares available in Section 3(a) above or otherwise specified in the Plan or in any award granted hereunder if the number of Common Shares actually delivered differs from the number of Common Shares previously counted in connection with an award. Common Shares subject to an award (whether granted under the Plan before or after this amendment and restatement) that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of Common Shares to the Participant will again be available for awards, and Common Shares withheld in payment of the exercise price or taxes relating to an award (whether granted under the Plan before or after this amendment and restatement) and Common Shares equal to the number surrendered in payment of any exercise price or taxes relating to an award (whether granted under the Plan before or after this amendment and restatement) shall be deemed to constitute Common Shares not delivered to the Participant and shall be deemed to again be available for awards under the Plan.

          c.     Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 9 of this Plan, the number of Restricted Shares and Common Shares granted pursuant to Section 7 of this Plan (after taking forfeitures into account) shall not exceed, in the aggregate, 70,000 Common Shares.

        4.     Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Option Rights granted pursuant to this Section 4 shall be nonqualified stock options. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          a.     Each grant shall specify the number of Common Shares to which it pertains, subject to adjustments as provided in Section 9 of this Plan.

          b.     Each grant shall specify an Option Price per share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

          c.     Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee, or (iii) by a combination of such methods of payment.

          d.     To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          e.     Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          f.      Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control, retirement, death or disability of the Optionee or other similar transaction or event as approved by the Board.

          g.     No Option Right shall be exercisable more than 10 years from the Date of Grant.

          h.     Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

          i.      Any grant of Option Rights may provide for the payment to the Participant of dividend equivalents thereon on a current, deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

        5.     Appreciation Rights. The Board may authorize the granting to any Participant of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          a.     Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          b.     Each grant shall specify a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

          c.     Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

          d.     Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

          e.     Each grant shall specify the period or periods of continuous service by the Participant with the Company that is necessary before the Appreciation Right or installments thereof will become exercisable and may provide for the earlier exercise of such Appreciation Rights in the event of a Change in Control, retirement, death or disability of the Participant or other similar transaction or event as approved by the Board.

          f.      No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          g.     Each grant of Appreciation Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

          h.     Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

        6.     Restricted Shares. The Board may authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          a.     Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          b.     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          c.     Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period determined by the Board at the Date of Grant, and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Board.

          d.     Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          e.     Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

          f.      Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

        7.     Other Awards.

          a.     The Board is authorized, subject to limitations under applicable law, to grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Board shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 8 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Board shall determine.

          b.     Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 7 of the Plan.

          c.     The Board is authorized to grant Common Shares as a bonus, or to grant Common Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.

        8.     Transferability.

          a.     Except as otherwise determined by the Board, no Award granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          b.     The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or

  Appreciation Rights or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

        9.     Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Awards granted hereunder, in the Option Price and Base Price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 9.

        10.   Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

        11.   Withholding Taxes. The Company shall have the right to deduct from any payment or benefits realized under this Plan an amount equal to the federal, state, local, foreign and other taxes which in the opinion of the Company are required to be withheld by it with respect to such payment. To the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the recipient make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or other recipient may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        12.   Administration of the Plan.

          a.     This Plan shall be administered by the Board (or a subcommittee thereof). A majority of the Board (or subcommittee) shall constitute a quorum, and the action of the members of the Board (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Board (or subcommittee).

          b.     The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of and Award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

        13.   Amendments and Other Matters.

          a.     The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without shareholder approval. Without limiting the generality of the foregoing, the Board may amend this Plan to eliminate provisions that are no longer necessary as a result in changes in tax or securities laws or regulations, or in the interpretation thereof.

          b.     The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or Base Price. Furthermore, no Option Right or Appreciation Rights shall be cancelled and replaced with awards having a lower Option Price or Base Price, respectively, without further approval of the shareholders of the Company. This Section 13(b) is intended to prohibit the repricing of "underwater" Option Rights and Appreciation Rights and shall not be construed to prohibit the adjustments provided for in Section 9 of this Plan.

          c.     The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          d.     In the case of a termination of service of a Participant by reason of death, disability or normal or early retirement, or in the case of hardship of a Participant or other special circumstances, the Board may, in its sole discretion, accelerate the time at which any Option Right or Appreciation Right may be exercised or the time when a substantial risk of forfeiture or prohibition on transfer of Restricted Shares shall lapse, or may waive any restriction on awards made pursuant to Section 7 of this Plan. In addition, the Board may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Participant's service to the Company during which such award will remain outstanding and be exercisable, provided that no such extension shall result in any award being exercisable more than ten years after the Date of Grant.

          e.     This Plan shall not confer upon any Participant any right with respect to continuance of service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's service at any time.

          f.      Notwithstanding any other provision herein, this Plan and any Award granted under this Plan shall be construed, administered, and governed in a manner that is consistent with, and that satisfies the requirements of, Section 409A of the Code and any regulations or other guidance issued thereunder, so that the taxation of a Participant is deferred until the Participant actually receives a payment or realizes a benefit expressly provided under this Plan and the applicable Award. To the extent that any provision of this Plan is contrary to this Section 13(f), that provision shall be null and void with respect to such Award. Such provision, however, shall remain in effect for other Awards and there shall be no further effect on any provision of this Plan.

          g.     Subject to Section 15, this Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder.

          h.     Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          i.      This Plan and each Evidence of Award shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

          j.      If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

        14.   Applicable Laws. The obligations of the Company with respect to awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Board determines may be required.

        15.   Termination. No grant shall be made under this Plan more than 10 years after the date on which this amendment and restatement of the Plan is adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

CARLISLE COMPANIES INCORPORATED
By:	/s/ RICHMOND D. MCKINNISH Richmond D. McKinnish Chief Executive Officer and President

EXHIBIT B

Subparagraph B of Article Fourth of the Restated Certificate
of Incorporation of Carlisle Companies Incorporated

        (I)   EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

        (II)  A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE FOLLOWING:

          (A)  VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

          (B)  INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (C)  THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (D)  THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

        (III)   WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

          (A)  IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

          (B)  IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING

  SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30, 1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

          (C)  IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

          (D)  IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

        (IV)   NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

          (A)  ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

          (B)  ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

          (C)  ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL

  PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

          (D)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

          (E)  ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

          (F)  ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

          (G)  ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

          (H)  ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

          (I)   ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

          (J)   ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

          (K)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

        (V)  FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY

SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

        (VI)   IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

        (VII)   EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR Item 2.

A Proposals

1.	Election of Directors		For	Withhold
	01—	Peter L.A. Jamieson	☐	☐
	02—	Peter F. Krogh	☐	☐
	03—	Richmond D. McKinnish	☐	☐
	04—	Anthony W. Ruggiero	☐	☐
2.	Approve the Company's Amended and Restated Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan).				For ☐	Against ☐	Abstain ☐

B Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title. Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Carlisle Companies Incorporated

Meeting Details

Proxy Solicited by The Board of Directors
For The Annual Meeting of Shareholders—April 20, 2005

Richmond D. McKinnish and Steven J. Ford, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powerswhich the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Wednesday, April 20, 2005, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

        This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR Item 2.

A Proposals
1. Election of Directors
	For	Withhold
01 - Peter L.A. Jamieson	☐	☐
02 - Peter F. Krogh	☐	☐
03 - Richmond D. McKinnish	☐	☐
04 - Anthony W. Ruggiero	☐	☐
2. Approve the Company's Amended and Restated Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan).			For ☐	Against ☐	Abstain ☐
B Voting Confirmation
Please provide the number of shares beneficially owned for each category as of February 25, 2005.
Shares beneficially owned BEFORE February 25, 2001 entitled to five votes each.

Shares beneficially owned AFTER February 24, 2001 entitled to one vote each. If no confirmation is provided, all shares will be entitled to one vote each.

B Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Carlisle Companies Incorporated

Meeting Details
Proxy Solicited by The Board of Directors For The Annual Meeting of Shareholders—April 20, 2005

Richmond D. McKinnish and Steven J. Ford, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Wednesday, April 20, 2005, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
(Continued and to be signed on reverse side.)

        Unless otherwise specified below, this Proxy will be voted FOR the election as Directors of the nominees listed below.

CARLISLE COMPANIES INCORPORATED
THIS PROXY FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        At the Annual Meeting of Shareholders of Carlisle Companies Incorporated to be held on Wednesday, April 20 2005 at 12:00 Noon at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina and all adjournments thereof, Richmond D. McKinnish and Steven J. Ford, and each of them, are authorized to represent me and vote my shares on the following:

Item

  1.
  The election of four (4) Directors. The nominees are:
  Peter L.A. Jamieson, Peter F. Krogh, Richmond D. McKinnish and Anthony W. Ruggiero.

  2.
  Approve the Company's Amended and Restated Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan).

  3.
  Any other matter properly brought before this meeting.

(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to each nominee for Director as well as Item 2.

Shares beneficially owned before February 25, 2001. (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Peter L.A. Jamieson
Peter F. Krogh
Richmond D. McKinnish
Anthony W. Ruggiero
		FOR	AGAINST	ABSTAIN
2.	Approve the Company's Amended and Restated Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan)

Shares beneficially owned and acquired after February 24, 2001 (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors

Peter L.A. Jamieson
Peter F. Krogh
Richmond D. McKinnish
Anthony W. Ruggiero
		FOR	AGAINST	ABSTAIN
2.	Approve the Company's Amended and Restated Nonemployee Director Equity Plan (formerly the Nonemployee Director Stock Option Plan)
POST ONLY RECORD POSITION:
Dated ,	2005

Signature of Bank, Broker or Nominee

Time-Phased Voting Instructions

CARLISLE COMPANIES INCORPORATED

Voting Procedures—Beneficial Owners
Common Stock of Carlisle Companies Incorporated

To All Banks, Brokers and Nominees:

        Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on February 25, 2005 and who acquired Carlisle Common Stock before February 25, 2001, will be entitled to cast five votes per share at the Annual Meeting to be held on April 20, 2005. Those holders of record who acquired their shares after February 24, 2001 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

        To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he or she is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

        Please provide the number of shares beneficially owned for each category as of February 25, 2005.

                     shares beneficially owned BEFORE February 25, 2001 entitled to five votes each.

                     shares beneficially owned and acquired AFTER February 24, 2001 entitled to one vote each.

        If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

        You do not have to tabulate votes.    Only record the number of shares shown on the "Voting Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER February 24, 2001.

        If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

        If you are a bank, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner.    The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Voting Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Computershare Investor Services, 7600 South Grant Street, Burr Ridge, Illinois 60527.

March 9, 2005

QuickLinks

CARLISLE COMPANIES INCORPORATED 13925 Ballantyne Corporate Place, Suite 400 Charlotte, North Carolina 28277 (704) 501-1100
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
GENERAL
VOTING SECURITIES
SECURITY OWNERSHIP
BOARD OF DIRECTORS
Nominees for Election
Directors With Unexpired Terms
COMPENSATION OF EXECUTIVE OFFICERS
PERFORMANCE GRAPH
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
SELECTION OF AUDITORS
PROPOSAL TO APPROVE AMENDED AND RESTATED NONEMPLOYEE DIRECTOR EQUITY PLAN
SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2006 ANNUAL MEETING
VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP
VOTING PROCEDURES
OTHER MATTERS
CARLISLE COMPANIES INCORPORATED THIS PROXY FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Time-Phased Voting Instructions
CARLISLE COMPANIES INCORPORATED
Voting Procedures—Beneficial Owners Common Stock of Carlisle Companies Incorporated
VOTING CONFIRMATION